   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 1997

                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                 FRIENDLY ICE CREAM                                    FRIENDLY'S RESTAURANTS
                    CORPORATION                                           FRANCHISE, INC.
(Exact name of registrant issuer as specified in its  (Exact name of registrant guarantor as specified in its
                      charter)                                                charter)
                   MASSACHUSETTS                                              DELAWARE
              (State of Incorporation)                                (State of Incorporation)
                     04-2053130                                              51-0296446
        (I.R.S. Employer Identification No.)                    (I.R.S. Employer Identification No.)
                        5812                                                    5812
            (Primary Standard Industrial                            (Primary Standard Industrial
            Classification Code Number)                             Classification Code Number)
                  1855 BOSTON ROAD                                        1855 BOSTON ROAD
           WILBRAHAM, MASSACHUSETTS 01095                          WILBRAHAM, MASSACHUSETTS 01095
                   (413) 543-2400                                          (415) 543-2400
         (Address, including zip code, and                         (Address, including zip code,
       telephone number, including area code,                     and telephone number, including
    of registrant's principal executive offices)                  area code, of agent for service)

                                AARON B. PARKER
                         FRIENDLY ICE CREAM CORPORATION
                                1855 BOSTON ROAD
                         WILBRAHAM, MASSACHUSETTS 01095
                                 (413) 543-2400
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

              MICHAEL A. CAMPBELL                                 JOHN B. TEHAN
             Mayer, Brown & Platt                          Simpson Thacher & Bartlett
           190 South LaSalle Street                           425 Lexington Avenue
         Chicago, Illinois 60603-3441                          New York, NY 10017
                (312) 782-0600                                   (212) 455-2000

                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

As soon as practicable after the effective date of this Registration Statement.
                           --------------------------

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-34635

    If this Form is a post-effective amendment filed pursuant to Rule 462 (c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                         PROPOSED MAXIMUM        PROPOSED
              TITLE OF EACH CLASS OF                    AMOUNT TO       OFFERING PRICE PER  MAXIMUM AGGREGATE       AMOUNT OF
           SECURITIES TO BE REGISTERED                BE REGISTERED        SENIOR NOTE      OFFERING PRICE(1)    REGISTRATION FEE
10.5% Senior Notes due 2007.......................     $25,000,000             100%            $25,000,000          $7,576 (2)
Guarantee of 10.5% Senior Notes due 2007 by
  Friendly's Restaurants Franchise, Inc...........                                                                     (3)

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

(2) Fee previously paid for the registration of the Senior Notes on Registration Statement 333-34635, initially filed with the Commission on August 29, 1997.

(3) Pursuant to Rule 457(n), no separate filing fee is required for the guarantee.

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
                                EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Commission File No. 333-34635) filed by Friendly Ice Cream Corporation and Friendly's Restaurants Franchise, Inc. (together, the "Registrants") with the Securities and Exchange Commission (the "Commission") on August 29, 1997, as amended by Amendment No. 1 to the Registration Statement filed by the Registrants with the Commission on October 6, 1997, as further amended by Amendment No. 2 to the Registration Statement filed by the Registrants with the Commission on October 20, 1997 and as further amended by Amendment No. 3 to the Registration Statement filed by the Registrants with the Commission on November 6, 1997, which was declared effective by the Commission on November 13, 1997, are incorporated herein by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilbraham, State of Massachusetts, on the 13th day of November, 1997.

                                FRIENDLY ICE CREAM CORPORATION

                                By:  /s/ GEORGE G. ROLLER
                                     -----------------------------------------
                                     Name: George G. Roller
                                     Title: Vice President, Finance, Chief
                                     Financial Officer and Treasurer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement, or amendment thereto, has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURES                 TITLE (CAPACITY)              DATE
------------------------------  --------------------------  -------------------

                                Chairman of the Board,
              *                   Chief Executive Officer
------------------------------    and President (Principal   November 13, 1997
       Donald N. Smith            Executive Officer and
                                  Director)

                                Vice President, Finance,
     /s/ GEORGE G. ROLLER         Chief Financial Officer
------------------------------    and Treasurer              November 13, 1997
       George G. Roller           (Principal Financial and
                                  Accounting Officer)

              *
------------------------------  Director                     November 13, 1997
  Charles A. Ledsinger, Jr.

              *
------------------------------  Director                     November 13, 1997
       Steven L. Ezzes

------------------------------  Director
         Barry Krantz

------------------------------  Director
      Gregory L. Segall

    * /s/ GEORGE G. ROLLER
------------------------------
       George G. Roller
       Attorney-in-fact

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilbraham, State of Massachusetts, on the 13th day of November, 1997.

                                FRIENDLY'S RESTAURANTS FRANCHISE, INC.

                                By:   /s/ GEORGE G. ROLLER
                                      -----------------------------------------
                                      Name: George G. Roller
                                      Title: Vice President, Finance

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement, or amendment thereto, has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURES                 TITLE (CAPACITY)               DATE
------------------------------  ---------------------------  -------------------

                                Chairman of the Board and
              *                   Chief Executive Officer
------------------------------    (Principal Executive        November 13, 1997
       Donald N. Smith            Officer and Director)

                                Vice President, Chief
     /s/ GEORGE G. ROLLER         Financial Officer and
------------------------------    Treasurer (Principal        November 13, 1997
       George G. Roller           Financial and Accounting
                                  Officer)

              *
------------------------------  Director                      November 13, 1997
   Joseph A. O'Shaughnessy

    * /s/ GEORGE G. ROLLER
------------------------------
       George G. Roller
       Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT NUMBER                                                DESCRIPTION
-----------------  -------------------------------------------------------------------------------------------------

          5.1      Opinion and Consent of Mayer, Brown & Platt, counsel for the Company regarding the validity of the offered securities.

         23.1      Consent of Mayer, Brown & Platt (included in Exhibit 5.1)

         23.2      Consent of Arthur Anderson LLP

         24.1      Power of Attorney (Incorporated by reference to Exhibit 24.1 to the Registrant's Registration
                    Statement on Form S-1, No. 333-34635.)